SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2004

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street

Sanford, Florida 32771

(address of principal executive offices)

Registrant’s telephone number: (407) 323-1833

ITEM 5. Other Events and Regulation FD Disclosure.

On June 30, 2004, Federal Trust Corporation issued a press release announcing the opening of Federal Trust Bank’s permanent Deltona branch office.

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1	Press Release (solely furnished and not filed for purposes of Item 12).

Date: June 30, 2004

Federal Trust Corporation
(Registrant)

By:	/s/ James V. Suskiewich
James V. Suskiewich
President and Chief Executive Officer
(407) 323-1833